PROSPECTUS

                                   TEMPLETON
                                   GLOBAL
                                   SMALLER
                                   COMPANIES
                                   FUND, INC.

                                   CLASS A, B & C

INVESTMENT STRATEGY
      GLOBAL GROWTH


      January 1, 1999

                                                       [FRANKLIN TEMPLETON LOGO]
                                                        FRANKLIN(R) TEMPLETON(R)

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PAGE


                                    CONTENTS

                                    THE FUND
--------------------------------------------------------------------------------
 INFORMATION ABOUT THE       2      Goal and Strategies
 FUND YOU SHOULD KNOW
 BEFORE INVESTING            4      Main Risks

                             8      Performance

                             9      Fees and Expenses

                            11      Management

                            13      Distributions and Taxes

                            15      Financial Highlights



                                    YOUR ACCOUNT
--------------------------------------------------------------------------------
 INFORMATION ABOUT          16      Choosing a Share Class
 SALES CHARGES, ACCOUNT
 TRANSACTIONS AND           22      Buying Shares
 SERVICES
                            24      Investor Services

                            27      Selling Shares

                            29      Account Policies

                            32      Questions



                                    FOR MORE INFORMATION
--------------------------------------------------------------------------------
 WHERE TO LEARN MORE                Back Cover
 ABOUT THE FUND



PAGE
                                       2


                                    THE FUND

GOAL AND STRATEGIES
--------------------------------------------------------------------------------
[GRAPHIC OF ARROW AND TARGET]

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the equity securities of smaller companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

--------------------------------------------------------------------------------
The fund invests primarily in a globally diversified portfolio of smaller companies' common stocks.
--------------------------------------------------------------------------------

SMALLER COMPANIES Smaller companies generally are those with market capitalizations that would place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system. Based upon recent U.S. share prices, these companies typically have market capitalizations of between $50 million and $1 billion. The fund will invest 75% of its assets in these companies. In connection with this 75% strategy, the fund's board of directors has adopted an operating policy, which may be changed without shareholder approval, that the fund will not buy securities of companies with market capitalizations of more than $1 billion.

Because the fund may apply the U.S. size standard on a global basis, in some emerging markets the fund may invest in companies that qualify as small cap but still are among the largest in that market.



PAGE

Templeton Global Smaller Companies Fund, Inc.  3


Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests a portion (up to 35%) of its total assets in non-equity securities, including debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the manager believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in global smaller companies stocks.


PAGE
                            4


MAIN RISKS
--------------------------------------------------------------------------------
[GRAPHIC OF LINE CHART]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or if they trade in markets favoring faster-growing companies.

--------------------------------------------------------------------------------
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
--------------------------------------------------------------------------------

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.


PAGE


Templeton Global Smaller Companies Fund, Inc.  5


COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

--------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally,


PAGE
                             6


when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for the eleven participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

PAGE


Templeton Global Smaller Companies Fund, Inc.  7

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page 12 for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

PAGE
                                       8


PERFORMANCE
--------------------------------------------------------------------------------
[BEAR AND BULL GRAPHIC]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS(1)

YEAR    TOTAL RETURN

                         ----------------
88        28.81%         Best
89        17.85%         Quarter:
90        -15.67%        Q1 '91
91        39.52%         24.21%
92        3.69%
93        31.85%         Worst
94        -4.59%         Quarter:
95        17.65%         Q3 '90
96        22.09%         -21.33%
97        7.06%          -----------------


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997

                               1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Templeton Global Smaller
Companies Fund - Class A(2)     0.91%    12.78%    12.94%
MSCI World Index(3)            16.23%    15.88%    11.14%

                                         Since
                                       Inception
                               1 Year   (5/1/95)
--------------------------------------------------------------------------------
Templeton Global Smaller
Companies Fund - Class C(2)     4.34%    13.77%
MSCI World Index(3)            16.23%    15.89%


(1). Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1998, the fund's year-to-date return was -17.41% for Class A.

(2). Figures reflect sales charges.

     All fund performance assumes reinvestment of dividends and capital gains. On January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

(3). Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


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Templeton Global Smaller Companies Fund, Inc.  9


FEES AND EXPENSES
--------------------------------------------------------------------------------
[GRAPHIC OF PERCENT SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended August 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)


                                           Class A(1)   Class B(2)   Class C(1)
--------------------------------------------------------------------------------
Maximum sales charge (Load) as a
percentage of offering price                5.75%       4.00%        1.99%
  Load imposed on purchases                 5.75%       None         1.00%
  Maximum Deferred Sales Charge (Load)      None(3)     4.00%        0.99%(4)
Exchange fee(5)                             None        None          None

Please see "Choosing a Share Class" on page 16 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets)

                                           Class A(1)   Class B(2)   Class C(1)
--------------------------------------------------------------------------------
Management fees                              0.75%        0.75%        0.75%
Distribution and service (12b-1) fees(6)     0.25%        1.00%        1.00%
Other expenses                               0.28%        0.28%        0.28%
                                            ---------------------------------
Total annual fund operating expenses         1.28%(7)     2.03%         2.03%
                                            =================================



(1). Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

(2). The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended August 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.

(3). A contingent deferred sales charge (CDSC) of 1% may apply to purchases of $1 million or more sold within 12 months (see page 16) and to purchases by certain retirement plans without an initial sales charge (see page 21).

(4). This is equivalent to a charge of 1% based on net asset value.

(5). There is a $5 fee for each exchange by a market timer (see page 30).

(6). Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

(7). Class A total annual fund operating expenses differ from the ratio of expenses to average net assets shown on page 15 due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.

PAGE
                                       10


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Year   3 Years     5 Years      10 Years
-------------------------------------------------------------------------------
Class A                   $698(1)    $958       $1,237       $2,031
Class B
  Assuming you sold
  your shares at the
  end of the period       $ 606       $937       $1,293       $2,166(2)
  Assuming you stayed
  in the fund             $ 206       $637       $1,093       $2,166(2)
Class C                   $ 402{3}    $730       $1,182       $2,435



1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. For the same Class C investment, your costs would be $304 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

PAGE


Templeton Global Smaller Companies Fund, Inc.  11

MANAGEMENT
--------------------------------------------------------------------------------
[GRAPHIC OF SUITCASE]

Templeton Investment Counsel, Inc. (Investment Counsel), Broward Financial Centre, Fort Lauderdale, FL 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

PETER A. NORI, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Nori has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1988.

The following individuals have secondary portfolio management responsibilities:

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Rudolph has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1997.

JUAN J. BENITO, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Benito has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1996.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

PAGE

                                       12


YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


PAGE

Templeton Global Smaller Companies Fund, Inc.  13


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
[GRAPHIC OF MONEY]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Backup Withholding
--------------------------------------------------------------------------------
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
--------------------------------------------------------------------------------

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.



PAGE
                                       14


When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

PAGE

Templeton Global Smaller Companies Fund, Inc.    15


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
[Graphic of Money]

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

CLASS A                                                          YEAR ENDED AUGUST 31,
------------------------------------------------------------------------------------------------------------------------
                                           1998            1997            1996               1995(1)            1994
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year            9.53            8.55            8.77               8.24               7.44
                                         -------------------------------------------------------------------------------
 Net investment income                         .16             .13             .16                .11                .09
 Net realized and
  unrealized gains (losses)                  (2.07)           1.77             .72                .62                .81
                                         -------------------------------------------------------------------------------
Total from investment operations              1.91            1.90             .88                .73                .90
                                         -------------------------------------------------------------------------------
 Dividends from net
  investment income                           (.13)           (.13)           (.12)              (.11)              (.07)
 Distributions from net
  realized gains                              (.59)           (.79)           (.98)              (.09)              (.03)
                                         -------------------------------------------------------------------------------
Total distributions                           (.72)           (.92)          (1.10)              (.20)              (.10)
                                         -------------------------------------------------------------------------------
Net asset value, end of year                  6.90            9.53            8.55               8.77               8.24
                                         ===============================================================================
Total return (%)(2)                         (21.64)          24.20           11.69               9.20              12.22

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)      1,275,313       1,881,547       1,554,214          1,447,155          1,409,494
Ratios to average net assets: (%)
 Expenses                                     1.27            1.30            1.27               1.36               1.36
 Net investment income                        1.69            1.43            1.93               1.32               1.17
Portfolio turnover rate (%)                  23.52           25.60           32.71              18.79              28.06

CLASS C
------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year            9.42            8.47            8.75               7.87
                                         -------------------------------------------------------------------------------
 Net investment income                         .08             .07             .13                 --
 Net realized and
  unrealized gains (losses)                  (2.05)           1.75             .67                .88
                                         -------------------------------------------------------------------------------
Total from investment operations             (1.97)           1.82             .80                .88
                                         -------------------------------------------------------------------------------
 Dividends from net
  investment income                           (.08)           (.08)           (.10)                --
 Distributions from net
  realized gains                              (.59)           (.79)           (.98)                --
                                         -------------------------------------------------------------------------------
Total distributions                           (.67)           (.87)          (1.08)                --
                                         -------------------------------------------------------------------------------
Net asset value, end of year                  6.78            9.42            8.47               8.75
                                         ===============================================================================
Total return (%)(2)                         (22.44)          23.42           10.74              11.18

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)         38,287          43,071          15,483              2,569
Ratios to average net assets: (%)
 Expenses                                     2.03            2.05            2.07               2.11(3)
 Net investment income                         .96             .75            1.23                .16(3)
Portfolio turnover rate (%)                  23.52           25.60           32.71              18.79

(1). Figures for Class C are for the period May 1, 1995 (effective date) through August 31, 1995.
(2). Total return does not include sales charges, and is not annualized.
(3). Annualized.

PAGE
                                       16


                                  YOUR ACCOUNT
CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------
[Graphic of Pencil & Paper]

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                   CLASS B                     CLASS C
--------------------------------------------------------------------------------

- Initial sales charge    - No initial sales charge   - Initial sales charge
  of 5.75% or less                                      of 1%

                          - Deferred sales charge of  - Deferred sales charge
- Deferred sales charge     4% or less on shares you    of 1% on shares you sell
  of 1% on purchases of     sell within six years       within 18 months
  $1 million or more
  sold within 12 months   - Higher annual expenses    - Higher annual expenses
                            than Class A (same as       than Class A (same as
- Lower annual expenses     Class C) due to higher      Class B) due to higher
  than Class B or C due     distribution fees.          distribution fees. No
  to lower distribution     Automatic conversion to     conversion to Class A
  fees                      Class A shares after        shares, so annual
                            eight years, reducing       expenses  do not
                            future annual expenses.     decrease.


   Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

           The fund began offering Class B shares on January 1, 1999.


SALES CHARGES - CLASS A

                                    THE SALES CHARGE MAKES UP        WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT       THIS % OF THE OFFERING PRICE      OF YOUR NET INVESTMENT
----------------------------------------------------------------------------------------------
Under $50,000                                 5.75                          6.10
$50,000 but under $100,000                    4.50                          4.71
$100,000 but under $250,000                   3.50                          3.63
$250,000 but under $500,000                   2.50                          2.56
$500,000 but under $1 million                 2.00                          2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 19), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 18).

DISTRIBUTION AND SERVICE (12b-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and

PAGE


Templeton Global Smaller Companies Fund, Inc.    17


distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

if you sell your shares within             this % is deducted from
this many years after buying them          your proceeds as a cdsc
-----------------------------------------------------------------------------
1 Year                                                4
2 Years                                               4
3 Years                                               3
4 Years                                               3
5 Years                                               2
6 Years                                               1
7 Years                                               0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 18). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12b-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAGE
                                       18


SALES CHARGES - CLASS C

                                the sales charge makes up     which equals this %
when you invest this amount   this % of the offering price   of your net investment
-----------------------------------------------------------------------------------
Under $1 million                          1.00                        1.01


We invest any investment of $1 million or more in Class A shares, since there is no initial sales charge and Class A's annual expenses are lower.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

--------------------------------------------------------------------------------
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 25 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

PAGE


Templeton Global Smaller Companies Fund, Inc.    19




QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

         - Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

         - Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

--------------------------------------------------------------------------------
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
--------------------------------------------------------------------------------

     To sign up for these programs, complete the appropriate section of your account application.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

PAGE
                                       20


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

- certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option

- distributions from an existing retirement plan invested in the Franklin Templeton Funds

- dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

- redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

- redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

- certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

- government entities that are prohibited from paying mutual fund sales charges

- certain unit investment trusts and their holders reinvesting trust distributions

- group annuity separate accounts offered to retirement plans

- employees and other associated persons or entities of Franklin Templeton or of certain dealers

- Chilean retirement plans that meet the requirements for retirement plans described below.


           If you think you may be eligible for a sales charge waiver, call your investment representative or call Shareholder Services at 1-800/632-2301 for more information.

PAGE

Templeton Global Smaller Companies Fund, Inc.    21


CDSC WAIVERS The CDSC for each class generally will be waived:

- to pay account fees

- to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

- for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

- for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

- to return excess contributions (and earnings, if applicable) from retirement plan accounts

- for redemptions following the death of the shareholder or beneficial owner

- for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

- with at least 100 employees, or

- with retirement plan assets of $1 million or more, or

- that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge. Any retirement plan that does not qualify to buy Class A shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy Class A shares with a maximum initial sales charge of 4% (as a percentage of the offering price).


          For more information, call your investment representative or Retirement Plan Services at 1-800/527-2020.

PAGE
                                       22



GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.



BUYING SHARES
-------------------------------------------------------------------------------
[Graphic Pen on Paper]

MINIMUM INVESTMENTS
--------------------------------------------------------------------------------------------
                                                                  INITIAL        ADDITIONAL
--------------------------------------------------------------------------------------------
Regular accounts                                                   $1,000           $50
--------------------------------------------------------------------------------------------
UGMA/UTMA accounts                                                  $100            $50
--------------------------------------------------------------------------------------------
Retirement accounts
(other than IRAs, IRA rollovers, Education IRAs or Roth IRAs)     no minimum     no minimum
--------------------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth IRAs                    $250            $50
--------------------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                       $250            $50
--------------------------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of
Franklin Templeton entities, and their immediate family members     $100            $50
--------------------------------------------------------------------------------------------

PAGE


Templeton Global Smaller Companies Fund, Inc.    23



ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

Buying shares
--------------------------------------------------------------------------------
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Graphic Shaking
 Hands]
THROUGH YOUR         Contact your investment       Contact your investment
INVESTMENT           representative.               representative.
REPRESENTATIVE

--------------------------------------------------------------------------------
[Graphic Envelope]
BY MAIL              Make your check payable       Make your check payable to
                     to Templeton Global           Templeton Global Smaller
                     Smaller Companies Fund,       Companies Fund, Inc. Include
                     Inc.                          your account number on the
                                                   check.
                     Mail the check and your
                     signed application to         Fill out the deposit slip
                     Investor Services.            from your account statement.
                                                   If you do not have a slip,
                                                   include a note with your
                                                   name, the fund name, and
                                                   your account number.

                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.

--------------------------------------------------------------------------------
[Graphic Lightning]
BY WIRE              Call to receive a wire        Call to receive a wire
                     control number and wire       control number and wire
1-800/632-2301       instructions.                 instructions.
(or 1-650/312-2000
collect)             Mail your signed application  To make a same day wire
                     to Investor Services. Please  investment, please call us
                     include the wire control      by 1:00 p.m. pacific time and
                     number or your new account    make sure your wire arrives
                     number on the application.    by 3:00 p.m.

                     To make a same day wire
                     investment, please call us
                     by 1:00 p.m. pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.

--------------------------------------------------------------------------------
[Graphic Arrows]
BY EXCHANGE          Call Shareholder Services     Call Shareholder Services
                     at the number below, or       at the number below or our
TeleFACTS(R)         send signed written           automated TeleFACTS system,
1-800/247-1753       instructions. The TeleFACTS   or send signed written
(around-the-clock    system cannot be used to      instructions.
access)              open a new account.
                                                   (Please see page 25 for
                     (Please see page 25 for       information on exchanges.)
                     information on exchanges.)



   Franklin Templeton Investor Services 100 Fountain Parkway, P.O. Box 33030,
                          St. Petersburg, FL 33733-8030

                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., pacific time)

PAGE
                                       24


INVESTOR SERVICES
--------------------------------------------------------------------------------
[Graphic of Person]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.


*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

--------------------------------------------------------------------------------
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
--------------------------------------------------------------------------------

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TeleFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

PAGE


Templeton Global Smaller Companies Fund, Inc.    25



TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

--------------------------------------------------------------------------------
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.
--------------------------------------------------------------------------------

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

PAGE
                                       26



If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
30).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


PAGE

Templeton Global Smaller Companies Fund, Inc.  27


SELLING SHARES
--------------------------------------------------------------------------------
[GRAPHIC OF A CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


-    you are selling more than $100,000 worth of shares

-    you want your proceeds paid to someone who is not a registered owner

- you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

- you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
--------------------------------------------------------------------------------

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59-1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

PAGE
                                       28


SELLING SHARES
------------------------------------------------------------------------------------------------------
                              TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDSHAKE]

THROUGH YOUR INVESTMENT       Contact your investment representative.
REPRESENTATIVE

------------------------------------------------------------------------------------------------------
[GRAPHIC OF ENVELOPE]         Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or
BY MAIL                       trust accounts may need to send additional documents.

                              Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                              A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF TELEPHONE]
BY PHONE                      As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone
1-800/632-2301                within the last 15 days, you can sell your shares by phone.

                              A check will be mailed to the name(s) and address on the account.
                              Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF WIRE]
BY WIRE                       You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

                              Before requesting a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                              Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]
BY EXCHANGE                   Obtain a current prospectus for the fund you are considering.

TeleFACTS(R)                  Call Shareholder Services at the number below or our automated
1-800/247-1753                TeleFACTS system, or send signed written instructions. See the
(around-the-clock access)     policies above for selling shares by mail or phone.

                              If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
------------------------------------------------------------------------------------------------------


 Franklin Templeton Investor Services 100 Fountain Parkway, P.O. Box 33030,
                     St. Petersburg, FL 33733-8030

                    Call toll-free: 1-800/632-2301
     (Monday through Friday 5:30 a.m. to 5:00 p.m., pacific time)




PAGE

Templeton Global Smaller Companies Fund, Inc.  29


ACCOUNT POLICIES
--------------------------------------------------------------------------------

[GRAPHIC OF PEN AND PAPER]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

--------------------------------------------------------------------------------
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
--------------------------------------------------------------------------------

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.


PAGE
                                       30


If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

- At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

- The fund may modify or discontinue the exchange privilege on 60 days' notice.

- You may only buy shares of a fund eligible for sale in your state or jurisdiction.

- In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


PAGE


Templeton Global Smaller Companies Fund, Inc.  31


- For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                              Class A      Class B   Class C
--------------------------------------------------------------------------------
COMMISSION (%)                                   --         4.00      2.00
Investment under $50,000                       5.00         --        --
$50,000 but under $100,000                     3.75         --        --
$100,000 but under $250,000                    2.80         --        --
$250,000 but under $500,000                    2.00         --        --
$500,000 but under $1 million                  1.60         --        --
$1 million or more                       up to 1.00(1)      --        --
12b-1 FEE TO DEALER                            0.25         0.25(2    1.00(3)


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans(1) and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.


(1). During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
(2). Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
(3). Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


PAGE
                                       32


QUESTIONS
--------------------------------------------------------------------------------
[GRAPHIC OF QUESTION MARK]

If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                Hours (pacific time,
Department Name             Telephone Number   Monday through Friday)
--------------------------------------------------------------------------------
Shareholder Services        1-800/632-2301     5:30 a.m. to 5:00 p.m.
Fund Information            1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                            (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services    1-800/527-2020     5:30 a.m. to 5:00 p.m.
Dealer Services             1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services      1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)      1-800/851-0637     5:30 a.m. to 5:00 p.m.


PAGE


Templeton Global Smaller Companies Fund, Inc.  33


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PAGE
                                       34


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PAGE

Templeton Global Smaller Companies Fund, Inc.  35


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PAGE
                                       36


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PAGE

FRANKLIN TEMPLETON LITERATURE REQUEST

Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate
 Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European
 Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible Securities
 Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

* These funds are now closed to new accounts, with the exception of retirement plan accounts.

** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+    Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

12/98


PAGE


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-3143
103 P 01/99